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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  July 31, 1998


                          OUTBOARD MARINE CORPORATION
              (Exact name of registrant as specified in charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                  1-2883                   36-1589715
           (Commission File No.)  (IRS Employer Identification No.)


         100 Sea Horse Drive, Waukegan, Illinois                60085
        (Address of Principal Executive Offices)             (Zip Code)

     Registrant's telephone number, including area code:  (847) 689-6200

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Item 8.   Change in Fiscal Year

    On July 22, 1998, the Board of Directors of the Registrant resolved to amend Article X of its Bylaws to reflect a change in its fiscal year from the twelve month period of October 1 through September 30 of each year to a twelve month calendar year of January 1 through December 31 of each year. The Registrant will file a Form 10-Q for the transition period of October 1, 1998 through December 31, 1998.

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 SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OUTBOARD MARINE CORPORATION



                              By:      /s/ ROBERT S. ROMANO
                                 ----------------------------
                                   Name:     Robert S. Romano
                                   Title:    Vice President,
                                             Secretary and
                                             General Counsel


Dated:    July 31, 1998